UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 1, 2006


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                          (State or other jurisdiction
                                of incorporation)


      000-27241                                                 94-3226488
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     (Commission                                              (IRS Employer
     File Number)                                           Identification No.)


      777 Mariners Island Boulevard, San Mateo, California          94404
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            (Address of principal executive offices)              (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01      Entry into a Material Definitive Agreement.

     As of January 1, 2006, the Board of Directors of Keynote Systems, Inc. ("Keynote") granted Andrew Hamer, the Company's Chief Financial Officer effective January 1, 2006, an option to purchase 75,000 shares of Keynote common stock at an exercise price of $12.85. The grant was made pursuant to Keynote's 1999 Equity Incentive Plan, which has been approved by Keynote's stockholders. The grant also provides for acceleration of vesting of (1) 25% of such option if Mr. Hamer is terminated without cause following a sale of Keynote that occurs within 12 or less months after the date of grant of the option and (2) 100% of such option if Mr. Hamer is terminated without cause following a sale of Keynote that occurs more than 12 months after the date of grant of the option. A sale of Keynote includes any sale of all or substantially all of Keynote's assets, or any merger or consolidation of Keynote with or into any other corporation, corporations, or other entity in which more than 50% of Keynote's voting power is transferred. Cause is defined as (i) willfully engaging in gross misconduct that is materially and demonstrably injurious to Keynote; (ii) willful and continued failure to substantially perform Mr. Hamer's duties (other than incapacity due to physical or mental illness), provided that this failure continues after Mr. Hamer has been provided notice and a reasonable opportunity to cure the failure. A termination without cause includes a termination of employment by Mr. Hamer within 30 days following any one of the following events: (x) a 10% or more reduction in Mr. Hamer's salary that is not part of a general salary reduction plan applicable to all officers of the successor company; (y) a change in Mr. Hamer's position or status to a position that is not at the level of Chief Financial Officer or above with the successor; or (z) relocating Mr. Hamer's principal place of business, in excess of fifty (50) miles from the current location of such principal place of business.

     As of January 1, 2006, the Board of Directors of Keynote also increased Mr. Hamer's annual base salary to $175,000 and established his target bonus at 20% of his annual base salary. In addition, if Mr. Hamer's employment is terminated by Keynote, he is entitled to three months notice or to receive a payment equal to three months of his base salary in lieu of notice.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           KEYNOTE SYSTEMS, INC.



Date: January 6, 2006                      By:  /s/ Andrew Hamer
                                                --------------------------------
                                                Andrew Hamer
                                                Vice President and Chief
                                                Financial Officer